Exhibit 10.5


                               SECURITY AGREEMENT

         This SECURITY AGREEMENT ("Agreement"), dated as of July 12, 2000, is made between Creative Products International, Inc., a Delaware corporation, having an address at 3317 3rd Ave, S Seattle, WA 98134 ("Pledgor"), and Susan Schreter, having an address at 5843 Woodlawn Ave., N, Seattle, WA 98103 ("Secured Party").

         Reference is made to the accompanying Secured Promissory Note (the "Promissory Note") issued by Pledgor for the benefit of Secured Party evidencing Advances (as defined in the Promissory Note) made or to be made to Pledgor by Secured Party.

         Secured Party has agreed to make the Advances on condition that Pledgor execute and deliver this Security Agreement.

         Accordingly, Pledgor hereby agrees as follows:

Section 1.        Definitions
                  -----------

                  As used herein, the following terms shall have the following meanings:

                  "Assets" means the assets listed on Schedule I attached hereto.

                  "Collateral" means (i) all of the Assets and (ii) Proceeds of any of the Assets.

                  "Event of Default" has the meaning assigned to such term in the Promissory Note.

                  "Obligations" means the due and punctual payment of all principal and accrued interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (b) all other monetary obligations, including fees, commissions, costs, expenses, and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), payable hereunder.

                  "Proceeds" means, when used with respect to any Collateral, any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes such Collateral, any value received as a consequence of the possession of such Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property that constitutes such Collateral, and shall include (i) any claim of Pledgor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (a) past, present or future infringement or dilution of any Trademark included in the Assets, or licensed under a Trademark License, or injury to the goodwill associated with or symbolized by any Trademark included in the Assets and (b) past, present or future breach of any License, and (ii) any and all other amounts from time to time paid or payable under or in connection with such Collateral.

                  "Security Interest" has the meaning assigned to such term in
Section 2(a).

                  "Trademark License" means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark included in the Assets.

                  "Trademarks" means all of the following: (i) all trademarks included in the Assets whether or not registered with the United States Patent and Trademark Office, any State of the United States, (ii) all goodwill associated therewith or symbolized thereby, and (iii) all other assets, rights, and interests that uniquely reflect or embody such goodwill.

Section 2.        Grant of Security Interest; No Assumption of Liability
                  ------------------------------------------------------

                  (a) Grant of Security Interest. As security for the payment of any sums due under the terms of the Promissory Note, Pledgor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates, and transfers to Secured Party and hereby grants to Secured Party (and its successors and assigns), a security interest in, to and under the Collateral (the "Security Interest"). Without limiting the foregoing, Secured Party is hereby authorized to file one or more financing statements, continuation statements, filings with the United States Patent and Trademark Office or the United States Copyright Office (or any successor office) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by Pledgor, without the signature of Pledgor, and naming Secured Party as secured party.

TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges, and preferences pertaining or incidental thereto, unto Secured Party (and its successors and assigns), forever, subject, however, to the terms, covenants, and conditions hereinafter set forth.

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

                  (b) No Assumption of Liability. The Security Interest is granted as security only and shall not subject Secured Party to, or in any way alter or modify, any obligation or liability with respect to or arising out of the Collateral.

Section 3.        Delivery of the Collateral
                  --------------------------

        Subject to Section 6, Pledgor agrees to deliver or cause to be delivered to Secured Party as soon as is reasonably practicable any and all notes, chattel paper, instruments, certificates, and documents evidencing or representing any of the Assets, or any other amount that becomes payable under or in connection with any Collateral, owned or held by or on behalf of Pledgor, in each case accompanied by proper instruments of assignment duly executed by Pledgor and such other instruments or documents as Secured Party or its legal counsel may reasonably request.

Section 4.        Representations and Warranties
                  ------------------------------

        Pledgor represents and warrants to Secured Party that:

                  (a) Pledgor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder, and has full power and authority to grant to Secured Party the Security Interest in such Collateral pursuant hereto and to execute, deliver, and perform its obligations in accordance with the terms of this Security Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

                  (b) Fully executed Uniform Commercial Code financing statements, as applicable, or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to Secured Party for filing in each applicable governmental, municipal or other office and each other applicable governmental, municipal or other office, which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office in order to perfect the Security Interest in Collateral consisting of Trademarks) that are necessary to publish notice of and protect the validity of and to establish a legal, valid, and perfected security interest in favor of Secured Party in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, except for any such Collateral as to which the representations and warranties in this sentence would not be true solely by virtue of such Collateral having been used or disposed of in a manner expressly permitted hereunder, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

                  (c) The Security Interest constitutes (i) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (ii) subject to (A) the filings described in

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

paragraph (b) of this Section and (B) the delivery to Secured Party of any instruments included in such Collateral, a perfected security interest in such Collateral to the extent that a security interest may be perfected by filing, recording or registering a financing statement or analogous document, or by the secured party's taking possession, in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions, except for any such Collateral as to which the representations and warranties in this sentence would not be true solely by virtue of such Collateral having been used or disposed of in a manner expressly permitted hereunder, and (iii) a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement, together with any other necessary documents, as may be required pursuant to the laws of the United States. The Security Interest is and shall be prior to any other lien on any of the Collateral.

                  (d) The Collateral is owned or held by Pledgor free and clear of any lien. It has not filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any such Collateral, (ii) any assignment in which it assigns any such Collateral or any security agreement or similar instrument covering any such Collateral with the United States Patent and Trademark Office, or (iii) any assignment in which it assigns any such Collateral or any security agreement or similar instrument covering any such Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document is still in effect.

                  (e) The Security Interest in the Collateral is effective to vest in Secured Party the rights in such Collateral as set forth herein.

Section 5.        Covenants
                  ----------

                  (a) Pledgor agrees promptly to notify Secured Party in writing of any change (i) in its legal name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, principal place of business, any office in which it maintains books or records relating to Collateral owned or held by it or on its behalf or any office or facility at which any such Collateral is located (including the establishment of any such new office or facility), (iii) in its identity or legal or organizational structure or (iv) in its Federal Taxpayer Identification Number. Pledgor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for Secured Party to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral as described in Section 4(c). Pledgor agrees promptly to notify Secured Party if any material portion of the Collateral is damaged or destroyed.

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

                  (b) Pledgor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned or held by it or on its behalf as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which it is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of such Collateral, and, at such time or times as Secured Party may reasonably request, promptly to prepare and deliver to Secured Party a duly certified schedule or schedules in form and detail satisfactory to Secured Party showing the identity and amount of any and all such Collateral.

                  (c) Pledgor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral owned or held by it or on its behalf against all persons and to defend the Security Interest of Secured Party in such Collateral and the priority thereof against any lien or other interest not expressly permitted.

                  (d) Pledgor agrees, at its own expense, to execute, acknowledge, deliver, and cause to be duly filed all such further instruments and documents and take all such actions as Secured Party may from time to time reasonably request to preserve, protect, and perfect (including as a result of any change in applicable law) the Security Interest granted by it and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with its execution and delivery of this Security Agreement, the granting by it of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith.

                  (e) Secured Party and such persons as Secured Party may reasonably designate shall have the right, at the cost and expense of Pledgor, to inspect all of its records (and to make extracts and copies from such records), to discuss its affairs with its officers and independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition, and status of, or any other matter relating to, the Collateral owned or held by it or on its behalf.

                  (f) At its option, Secured Party may discharge past due taxes, assessments, charges, fees, liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted, and may pay for the maintenance and preservation of the Collateral, and Pledgor agrees to reimburse Secured Party on demand for any payment made or any expense incurred by Secured Party pursuant to the foregoing authorization; provided, however, that nothing in this paragraph shall be interpreted as excusing Pledgor from the performance of, or imposing any obligation on Secured Party to cure or perform, any covenants or other promises of Pledgor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein.

                  (g) Pledgor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each

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

contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and Pledgor agrees to indemnify and hold harmless Secured Party from and against any and all liability for such performance.

                  (h) Pledgor shall not make or permit to be made an assignment, pledge or hypothecation of the Collateral, and shall not grant any other lien in respect of such Collateral. Except for liens expressly permitted herein, it shall not make or permit to be made any transfer of such Collateral, and it shall remain at all times in possession of such Collateral.

                  (i) Pledgor, at its own expense, shall maintain or cause to be maintained insurance covering (i) physical loss or damage to the Collateral against all risks, and (ii) liability arising from the use or intended use, or otherwise attributable or relating to, the Collateral. The policies covering such insurance (A) shall, in the case of each policy under clause (i) of this paragraph, contain a standard loss payable clause and shall name Secured Party as loss payee in respect of each claim relating to the Collateral and resulting in a payment thereunder, (B) shall, in the case of each policy under clause (ii) of this paragraph, be indorsed to provide that Secured Party shall be an additional insured, and (C) shall, in the case of each policy under clauses (i) and (ii) of this paragraph, provide that 30 days' prior written notice of any cancellation or modification thereof or any reduction of amounts payable thereunder shall be given to Secured Party and in the event that Pledgor at any time or times shall fail to pay any premium in whole or part relating thereto, Secured Party may, in its sole discretion, pay such premium. Pledgor irrevocably makes, constitutes and appoints Secured Party (and all officers, employees or agents designated by Secured Party) as Pledgor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling, and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of Pledgor on any check, draft, instrument, or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that Pledgor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, Secured Party may, without waiving or releasing any obligation or liability of Pledgor hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as Secured Party deems advisable. All sums disbursed by Secured Party in connection with this paragraph, including reasonable attorneys' fees, court costs, expenses, and other charges relating thereto, shall be payable, upon demand, by Pledgor to Secured Party and shall be additional Obligations secured hereby.

                  (j) Pledgor (either itself or through its licensees or its sublicensees) will, for each Trademark include in the Assets, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under

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such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its rights under applicable law, and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party valid and legal rights. Pledgor shall notify Secured Party promptly if it knows or has reason to know that any Trademark included in the Assets may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office regarding Pledgor's ownership of any Trademark, its right to register the same, or to keep and maintain the same. Pledgor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office or any office or agency in any political subdivision of the United States to maintain and pursue each material application relating to the Trademarks (and to obtain the relevant grant or registration) and to maintain each registration of the Trademarks included in the Assets, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties. In the event that Pledgor has reason to believe that any Trademark has been or is about to be infringed, misappropriated or diluted by a third party, Pledgor promptly shall notify Secured Party and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

Section 6.        Attorney-in-Fact
                  ----------------

         Pledgor hereby appoints Secured Party as its true and lawful agent and attorney-in-fact for the purpose of carrying out the provisions of this Security Agreement and taking any action and executing any instrument that Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest, and without limiting the generality of the foregoing, Secured Party shall have the right, with power of substitution for Pledgor and in Pledgor's name or otherwise, for the use and benefit of Secured Party, upon the occurrence and during the continuance of an Event of Default, (i) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (ii) to demand, collect, receive payment of, give receipt for, and give discharges and releases of, all or any of the Collateral; (iii) to sign the name of Pledgor on any invoice or bill of lading relating to any of the Collateral; (iv) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (v) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (vi) to notify, or to require Pledgor to notify its

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obligors to make payment directly to Secured Party; and (vii) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though Secured Party were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of Pledgor or to any claim or action against Secured Party. The provisions of this paragraph shall in no event relieve Pledgor of any of its obligations hereunder with respect to the Collateral or any part thereof or impose any obligation on Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by Secured Party of any other or further right that it may have on the date of this Agreement or hereafter, whether hereunder, by law or otherwise. Any sale pursuant to the provisions of this paragraph shall be deemed to conform to the commercially reasonable standards as provided in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

Section 7.        Remedies upon Default
                  ---------------------

                  (a) Upon the occurrence and during the continuance of an Event of Default, Pledgor agrees to deliver each item of Collateral to Secured Party on demand, and it is agreed that Secured Party shall have the right to take any of or all the following actions at the same or different times: (i) on demand, to cause the Security Interest to become an assignment, transfer, and conveyance of any of or all such Collateral by Pledgor to Secured Party, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as Secured Party shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained) and (ii) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, Pledgor agrees that Secured Party shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as Secured Party shall deem appropriate. Secured Party shall be authorized at any such sale of collateral constituting securities (if it deems it advisable to do so) to restrict the

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prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale, Secured Party shall have the right to assign, transfer, and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, valuation, and appraisal which Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  (b) Secured Party shall give Pledgor ten days' written notice (which Pledgor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of Washington or its equivalent in other jurisdictions) of Secured Party's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as Secured Party may (in its sole and absolute discretion) determine. Secured Party shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the sale price is paid by the purchaser or purchasers thereof, but Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section, Secured Party may bid for or purchase, free (to the extent permitted by applicable law) from any right of redemption, stay, valuation or appraisal on the part of Pledgor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to Secured Party from Pledgor as a credit against the purchase price, and Secured Party may, upon compliance with the terms of sale, hold, retain, and dispose of such property without further accountability to Pledgor therefor. For purposes hereof, (i) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (ii) Secured Party shall be free to carry out such sale pursuant to such agreement and (iii) Pledgor shall

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not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after Secured Party shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, Secured Party may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section shall be deemed to conform to the commercially reasonable standards as provided in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

Section 8.        Application of Proceeds of Sale
                  -------------------------------

         Secured Party shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

                           FIRST, to the payment of all costs and expenses incurred by Secured Party in connection with such collection or sale or otherwise in connection with this Security Agreement or any of the Obligations, including all out-of-pocket court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by Secured Party hereunder on behalf of Pledgor and any other reasonable out-of-pocket costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

                           SECOND, to the payment in full of the Obligations;
         and

                           THIRD, to Pledgor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

         Secured Party shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Security Agreement. Upon any sale of the Collateral by Secured Party (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by Secured Party or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Secured Party or such officer or be answerable in any way for the misapplication thereof.

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Section 9.        Grant of License to Use Intellectual Property
                  ---------------------------------------------

         For the purpose of enabling Secured Party to exercise its rights and remedies under Sections 7 and 8, and under this Section, at such time as Secured Party shall be lawfully entitled to exercise such rights and remedies, Pledgor hereby grants to Secured Party an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Pledgor) to use, license or sub-license any of the Collateral wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by Secured Party shall be exercised, at the option of Secured Party, upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by Secured Party in accordance herewith shall be binding upon Pledgor notwithstanding any subsequent cure of an Event of Default. Any royalties and other payments received by Secured Party shall be applied in accordance with Section 8.

Section 10.       Reimbursement of Secured Party
                  ------------------------------

                  (a) Pledgor agrees to pay to Secured Party the amount of any and all reasonable out-of-pocket expenses, including the fees, other charges and disbursements of counsel and of any experts or agents, that Secured Party may incur in connection with (i) the exercise, enforcement or protection of any of the rights of Secured Party hereunder or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

                  (b) Pledgor agrees to indemnify Secured Party against, and hold Secured Party harmless from, any and all losses, claims, damages, liabilities, and related out-of-pocket expenses, including reasonable counsel fees, other charges and disbursements, incurred by or asserted against Secured Party arising out of, in any way connected with, or as a result of (i) the execution or delivery by Pledgor of this Security Agreement or any agreement or instrument contemplated hereby, the performance by Pledgor of its obligations hereunder or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not Secured Party is a party thereto, provided that such indemnity shall not, as to Secured Party, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of Secured Party.

                  (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Security Agreement, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Security Agreement or any investigation made by or on behalf of Secured Party. All amounts due under this Section shall be payable within ten days of written demand therefor.

Section 11.       Waivers; Amendment
                  ------------------

         No failure or delay of Secured Party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of Secured Party hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Security Agreement to any departure by Pledgor therefrom shall in any event be effective unless the same shall be executed as set forth in this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on Pledgor in any case shall entitle Pledgor to any other or further notice or demand in similar or other circumstances. Neither this Security Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the parties hereto with respect to which such waiver, amendment or modification is to apply.

Section 12.       Security Interest Absolute
                  --------------------------

         All rights of Secured Party hereunder, the Security Interest and all obligations of Pledgor hereunder shall be absolute and unconditional irrespective of (i) any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, (iii) any exchange, release or non-perfection of any lien on any other collateral, or any release or amendment or waiver of, or consent under, or departure from, any guaranty, securing or guaranteeing all or any of the Obligations, or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Pledgor in respect of the Obligations or in respect of this Security Agreement.

Section 13.       Termination or Release
                  ----------------------

                  (a) This Security Agreement and the Security Interest shall terminate when all the Obligations have been indefeasibly paid in full in cash as provided in the Promissory Note.

                  (b) Upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral, the security interest in such Collateral shall be automatically released.

                  (c) In connection with any termination or release pursuant to paragraph (a) or (b) of this Section, Secured Party shall execute and deliver to Pledgor, at the expense of Pledgor, all Uniform Commercial Code termination statements and similar documents that Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by Secured Party.

Section 14.       Notices
                  -------

         Notices to any party hereunder shall be deemed to be given when sent by certified mail or registered mail, postage prepaid, return receipt requested, to the address set forth in the preamble hereof, or to such other address or by facsimile transmission as may be specified by notice to the other party hereof.

Section 15.       Binding Effect; Assignments
                  ---------------------------

         Whenever in this Security Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of Pledgor that are contained in this Security Agreement shall bind and inure to the benefit of each party hereto and its successors and assigns. This Security Agreement shall become effective as to Pledgor when a counterpart hereof executed on behalf of Pledgor shall have been delivered to Secured Party and a counterpart hereof shall have been executed on behalf of Secured Party, and thereafter shall be binding upon Pledgor and Secured Party and their respective successors and assigns, and shall inure to the benefit of Pledgor, Secured Party and their respective successors and assigns, except that Pledgor shall not have the right to assign its rights or obligations hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Security Agreement.

Section 16.       Survival of Agreement; Severability
                  -----------------------------------

                  (a) All covenants, agreements, representations and warranties made by Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Security Agreement shall be considered to have been relied upon by Secured Party and shall continue in full force and effect until this Security Agreement shall terminate.

                  (b) In the event any one or more of the provisions contained in this Security Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 17.       GOVERNING LAW
                  -------------

         THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF WASHINGTON.

Section 18.       Counterparts
                  ------------

         This Security Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract and shall become effective as provided in Section 15. Delivery of an executed counterpart of this Security Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Security Agreement.

Section 19.       Headings
                  --------

         Section headings used herein are for convenience of reference only, are not part of this Security Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Security Agreement.

Section 20.       Jurisdiction; Consent to Service of Process
                  -------------------------------------------

                  (a) Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any Washington State court, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Security Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such Washington court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Security Agreement shall affect any right that Secured Party may otherwise have to bring any action or proceeding relating to this Security Agreement against Pledgor or any of its property, in the courts of any jurisdiction.

                  (b) Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Security Agreement in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this

Security Agreement will affect the right of any party hereto to serve process in any other manner permitted by law.

Section 21.       WAIVER OF JURY TRIAL
                  --------------------

         EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT. EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement as of the day and year first above written.


                                       CREATIVE PRODUCTS INTERNATIONAL, INC.


                                       By: /s/ JOAN LUNDGREN
                                           -------------------------------------
                                           Name:  Joan Lundgren
                                           Title: Director


                                       /s/ SUSAN SCHRETER
                                       -----------------------------------------
                                       Susan Schreter

                                   SCHEDULE I
                                   ----------

All tangible and intangible assets of the Pledgor.